Filed under Rule 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

Multi-Managed Income/Equity Portfolio

(the “Portfolio”)

Supplement dated March 16, 2016 to the Summary Prospectus

dated July 29, 2015, as supplemented and amended to date

Effective immediately, Robert D. Burn, Managing Director and Fixed Income Portfolio Manager with Wellington Management Company LLP (“Wellington Management”), has joined the Portfolio’s portfolio management team. In addition, Lucius T. Hill III, Senior Managing Director and Fixed Income Portfolio Manager with Wellington Management, will retire effective June 30, 2016. Accordingly, the summary Prospectus is amended as follows:

The information with respect to Wellington Management in the portfolio manager table under the section entitled “Portfolio Summary: Multi-Managed Income/Equity Portfolio – Investment Adviser” is deleted and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Wellington Management
Lucius T. Hill III*	1999	Senior Managing Director and Fixed Income Portfolio Manager
Campe Goodman, CFA	2004	Senior Managing Director and Fixed Income Portfolio Manager
Joseph F. Marvan, CFA	2010	Senior Managing Director and Fixed Income Portfolio Manager
Robert D. Burn, CFA	2016	Managing Director and Fixed Income Portfolio Manager

* Mr. Hill will retire effective June 30, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.